THE FLEX-FUNDS
                              1996 Annual Report

                              The Muirfield Fund
                               The Growth Fund
                       The Total Return Utilities Fund
                        The U.S. Government Bond Fund
                            The Money Market Fund


Flex-funds Total Returns 1985 to 1996

Fund
(Inception)                                  1996         1995      1994      1993


The Muirfield Fund                           5.99%       25.82      2.70      8.11
(8/10/88)

The Growth Fund                              9.08%       24.61     -0.69      7.21
(3/20/85)

The Total Return Utilities Fund             13.33%       15.00(3)    n/a       n/a
(6/21/95)

The U.S. Government Bond Fund                0.15%       18.32     -0.99      8.21
(5/9/85)

The Money Market Fund                        5.27%        5.85      4.10      2.98
(3/27/85)


Flex-funds Total Returns 1985 to 1996

Fund
(Inception)                                   1992         1991      1990     1989


The Muirfield Fund                           6.91         29.83      2.33    13.95
(8/10/88)

The Growth Fund                              6.35         21.46      4.31    10.17
(3/20/85)

The Total Return Utilities Fund               n/a           n/a       n/a      n/a
(6/21/95)

The U.S. Government Bond Fund                3.26         15.30      8.35     8.75
(5/9/85)

The Money Market Fund                        3.70          6.12      8.21     9.32
(3/27/85)


Flex-funds Total Returns 1985 to 1996

Fund
(Inception)                                   1988        1987       1986     1985


The Muirfield Fund                          6.20(1)       n/a       n/a        n/a
(8/10/88)

The Growth Fund                            -5.79         7.61     11.81    6.90(2)
(3/20/85)

The Total Return Utilities Fund  n/a         n/a          n/a       n/a        n/a
(6/21/95)

The U.S. Government Bond Fund               2.74         -0.62    12.58    9.59(4)
(5/9/85)

The Money Market Fund                       7.59          6.62     6.75    6.10(5)
(3/27/85)


Flex-funds Total Returns 1985 to 1996

Fund                                             Average Annual Total Returns (%)
(Inception)                                 5 years         10 years      Since Inception


The Muirfield Fund                            9.61             n/a           11.77
(8/10/88)

The Growth Fund                               9.01            8.10            8.45
(3/20/85)

The Total Return Utilities Fund                n/a             n/a           18.88
(6/21/95)

The U.S. Government Bond Fund                 5.57            6.16            7.18
(5/9/85)

The Money Market Fund                         4.38            5.96            6.17
(3/27/85)

All performance figures above represent total returns and average annual total returns for the periods ended 12/31/96. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The performance data shown above represents past performance and does not necessarily indicate future performance. The investment return and principal value of an investment will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The Money Market, U.S. Government Bond, and Total Return Utilities Fund during each of the periods shown above. The Money Market Fund will seek to maintain a constant net asset value of $1.00 per share, although there is no guarantee that it will be able to do so. Investments in The Money Market Fund are neither insured nor guaranteed by the U.S. Government. 1Represents total return from 8/10/88 to 12/31/88. 2Represents total return from 3/20/85 to 12/31/85. 3Represents total return from 6/21/95 to 12/31/95. 4Represents total return from 5/9/85 to 12/31/85. 5Represents total return from 3/27/85 to 12/31/85.

                  CONTENTS

         2        President's Letter
         4        The Fourth Quarter and Beyond
         6        So Far in the 1990s
         7        Market Mania
         10       What's Ahead
         11       The Muirfield Fund
         12       The Growth Fund
         13       The Total Return Utilities Fund
         14       The U.S. Government Bond Fund
         15       The Money Market Fund
         16       Financial Contents

A LETTER TO OUR SHAREHOLDERS
From the President of The Flex-funds

The Flex-funds experienced growth and change last year. We added new personnel to better serve your needs and broadened our selection of mutual fund offerings for your consideration.

Photographic  image:
Commentary from portfolio managers
(l to r) Philip A. Voelker, Joseph A. Zarr, and Robert S. Meeder Jr. will soon be available 24-hours a day via our new, toll-free Portfolio Manager Telephone Commentary.

February 25, 1997

Dear Fellow Shareholders:

The challenges of the financial markets for the past year, as well as a few compelling developments that may well lie ahead, are outlined in great detail in the following pages. As always, we have included a letter from each of the portfolio managers describing the overall investment posture of each fund through the fourth quarter of the year.

A full set of portfolio holdings and other financial information (pp. 17-48) is also enclosed for your review. If you have any questions with regard to the information contained in this report, please do not hesitate to call our Investor Relations Department.

The Flex-funds experienced growth and change last year. We added new personnel to better serve your needs and broadened our selection of mutual fund offerings for your consideration.

January 1, 1997, The Growth Fund, one of the oldest members of The Flex funds family, became The Highlander Fund. This change, which created a new "buy and hold" equity mutual fund, is the result of expressed interest by our shareholders and a desire of your Board to offer another proven portfolio style to our fund family. There are more details about The Highlander Fund outlined later in this report.

During 1996, we also began development of an international equity fund with a leading financial institution from the United Kingdom tentatively slated to serve as subadviser. We are currently preparing an initial filing for this Fund with the Securities and Exchange Commission and will notify you as soon as more information is available.

When you call The Flex-funds to find out about these and other issues, you may notice a few new voices on the line. We have added personnel in our Investor Relations Department to more efficiently handle your requests and to meet the demands of increased inquiries from new investors.

One of the first developments in our commitment to enhanced service will come in the next few weeks. Beginning in March, we will offer shareholders the opportunity to call The Flex-funds and hear recorded commentary directly from portfolio managers. These contents will be updated regularly and will be accessible at your convenience, 24-hours a day.

Concurrent with the implementation of the Portfolio Manager commentary system, a new call routing feature will be added to make sure your call gets to the right person, the first time, with less waiting.

By mid-year we plan to offer you the ability to access your current account balance and other information about your Flex-funds account via telephone, 24-hours a day.

If you are a shareholder living in Central Ohio who usually reaches us at our local number, you should now dial (614) 760-2159 in order to take advantage of the enhanced phone services outlined above. All other shareholders, including those in Central Ohio for whom the number above is a long-distance call, should continue to call us on our toll-free line at 800-325-FLEX (3539).

Whether you would rather communicate with us by telephone, fax or electronic mail (info @flexfunds.com), we are ready to serve you. We would also be happy to schedule a one-on-one meeting with an associate of The Flex-funds, either by telephone or in person, to discuss in greater detail your investment objectives and our ability to achieve them. We will keep you informed about these and other developments as the year progresses. If you have any questions about our plans or any suggestions for enhancements to our services please call 800-325-FLEX (3539).

Cordially,

/s/ Robert S. Meeder Sr.

Robert S. Meeder Sr.
President

Photographic image:
Robert S. Meeder Sr.
President

THE FINANCIAL MARKETS
For the fourth quarter and beyond

(graphic representation of: 1996 Standard & Poors 500 Index)

The ongoing bull market charged ahead during 1996 as nearly all domestic stock market indexes climbed to new highs, defying the expectations of market pundits and proponents alike.

As the nation's investors flocked to stocks in record numbers, many began to worry that the enthusiasm over stocks had reached manic proportions. At a speech in early December, Chairman of The Federal Reserve Board Alan Greenspan referred to the "irrational exuberance" of Wall Street and prompted a swoon in stocks the following day. The S&P tumbled from 756.56 to 720.98 over the next 14 days - a decline of nearly five percent. After this brief period of soul-searching, the market rebounded and began toying anew with its highs of late November.

After a difficult third quarter, The Flex-funds Muirfield Fund and Growth Fund rebounded late in the year, while The Total Return Utilities Fund kept pace with the thriving utilities market. Interest rates during the quarter were flat to slightly lower as the bond market rallied somewhat in October and November, only to succumb to rising interest rates as the quarter closed.

STOCKS
AND INTEREST RATES

The success or failure of the stock market throughout 1996 seemed inexorably tied to the movement of interest rates. Concerns that The Federal Reserve Board would raise the benchmark Federal Funds Rate caused tremors in the stock market, and the bond market, throughout the first six months of the year. As each Fed Open Market Committee meeting approached, the markets gyrated wildly. Finally, when it became apparent that the economy was not overheating, concerns that the Fed would raise interest rates began to subside. As a result, the stock market underwent a significant advance from late July through late November.

A period of rising interest rates stalled the market's advance late in the fourth quarter and prompted a correction of about five percent from the November highs to the mid-December lows on the S&P 500 Index. In fact, the S&P 500 Index declined nearly two percent for the month of December.

Also contributing to the stock market's fourth quarter hiccup were concerns over the possibility of disappointing first quarter earnings reports on behalf of some large-cap issues. Large-cap stocks led the way during the fourth quarter as they did for much of 1996 and rumors of trouble in their ranks contributed to the market's brief fourth quarter decline.

Utility stocks came to life during the quarter, turning in good performances across a broad universe of stocks. The strong performance of the utility sector can be attributed, at least in part, to seven factors: 1.) the bond/utility yield spread was supportive of utility stocks, 2.) the flow of deals in the utility sector began to impart a charisma to the group that even fearful investors could not ignore, 3.) the form that electric utility deregulation will take was further delineated by the state regulators and the Federal Energy Regulatory Commission (FERC), revealing a notable effort to preserve the integrity of investor-owned utilities, 4.) the telephone yield was attractive relative to the S&P 500 yield, making conditions ripe for the kind of roaring rally the Bells experienced in the final two weeks of the year, 5.) the economic slowness phase persisted, helping the underlying interest rate environment, a favorable development for utility stocks, 6.) the relative valuation attractions of utilities came to the fore, as the sector was competitive with the S&P 500 Index, and 7.) institutions protecting large profits flocked to conservative stocks like utilities and blue chips at the end of the year.

Despite the similar returns produced by stocks in 1995 and 1996, it is clear that the year just completed was fraught with much more difficulty and volatility than its predecessor. Another notable difference between 1995 and 1996 was the interest rate environment, and the resulting difficulties experienced by the bond market.

BONDS TAKE ON WATER

While the stock market was registering its second banner year in a row, bonds were struggling thanks to an overheating economy that sparked fears about inflation and the prospects for a Federal Reserve Board interest rate hike. Speculation was ongoing throughout the first part of the year about the possibility of a short-term interest rate hike by the Fed. Relatively strong economic numbers during the first six months of 1996 indicated that the economy might be gaining steam and that some Fed action would be necessary to cool things down. As a result, interest rates on the benchmark 30-year Treasury rose steadily from mid February 1996 through early July, prompting a
12.4 percent decline in the price of the benchmark 30-year Treasury bond.

By mid-August, however, it was apparent that the economy was not growing at an excessive rate and the bond market grew less concerned over the likelihood of a Federal Reserve Board rate hike. Interest rates on the 30-year Treasury declined from approximately 7.15 percent in early September to 6.35 percent by the first week in December. As the year drew to a close, it appeared that bond investors would reap a modest gain.

However, interest rates began to rise anew late in the fourth quarter, thanks to some stronger than expected economic numbers. As a result, the bond market gave up most of the gains it had amassed during the quarter. For the year, bond market indexes across the board managed only low single-digit returns.

The stock and bond markets of 1996 were challenging, indeed. However, the first few months of 1997 have proven to be somewhat encouraging. The Muirfield Fund, The Total Return Utilities Fund, and the new Highlander Fund (formerly The Growth Fund) are each off to strong starts. The U.S. Government Bond Fund has held a significant portion of its portfolio in a defensive position for much of the new year and has recently begun to increase its exposure to 10-year Treasury notes.

(graphic representation of: 1996 10-Year Treasury Bond Index)

SO FAR IN THE 1990S
The performance of The Flex-funds versus the competition*

ASSET ALLOCATION FUND

Seeks both income and capital appreciation by determining the optimal percentage of assets to place in stocks, bonds and cash. A top priority among managers of these types of funds is determining the correct allocation of assets to these sectors, a decision often based on an analysis of business cycle trends.

GENERAL GOVERNMENT BOND FUND

Seeks income by investing in a blend of mortgage-backed securities, Treasuries and agency securities.

CONSUMER PRICE INDEX

An index of the prices consumers pay for items like housing, food, transportation and electricity. The CPI, and the Producer Price Index are the two primary tools used to measure inflation. This index may be used as a benchmark for all the mutual funds shown, but is used here for The Money Market Fund.


bar chart:


The Muirfield Fund                              115.69%
The Growth Fund                                  95.01%
The Average Assett Allocation Fund              106.14%
The Average Balanced Fund                       105.98%
The U.S. Government Bond Fund                    69.63%
Average General Government Bond Fund             60.35%
The Money Market Fund                            31.47%
CPI                                              25.77%

Shown above are the cumulative total returns for each of The Flex-funds mutual funds from January 1, 1990 through December 31, 1996 as compared with an applicable benchmark (as outlined at left). The Total Return Utilities Fund is not included here because its inception date is 6/21/95. Source: Morningstar, Inc. Please see the table on the inside front cover of this report for the one-, five-, and ten-year (where applicable) average annual total returns of each of the Funds shown above.

STOCK MARKET MANIA
It's been a good couple of years, but what lies ahead?

CONSIDER THIS . . .

Whether you've decided to take some profits from your equity fund accounts, or if you're just looking for an attractive, liquid, cash equivalent investment, consider an investment in THE MONEY MARKET FUND.

The highest yielding general purpose money market fund1 in the nation since its inception in March of 1985 and among the top three percent of funds2 in the nation for the 12 months ended December 31, 1996, The Money Market Fund is a consistent performer.

The Fund features a high-quality portfolio, consistently low expenses, and a solid investment track record. (see page 15 for more information).

To open an account in The Money Market Fund, call our Investor Relations Department at 800-325-3539 (FLEX).

1 #1 of 288 funds.
2 #11 of 89 funds.
Both per Lipper Analytical Services.


There's no doubt about it. In hindsight, the stock market of the past two years has played host to an astounding display of bull market strength. Just ask investors who are pouring assets into aggressive growth funds in hopes of tapping some of the ultra-high returns they have heard so much about in recent months.

The level of awareness and excitement that exists within the population regarding stock market conditions has reached very unusual proportions. Just ask your neighbors, your mailman, your barber or even members of your family about what's going on in the stock market. They'll likely tout some high-tech wonder stock they've heard about in the media or point to recent record highs in the Dow Jones Industrial Average.

But in the face of all this unbridled optimism, it is wise to remember that there have been 30 bear markets since 1900, that's one every three years, with an average decline of 30 percent.

Historically, the stock market has often been the object of intense fascination and significant cash flow from individual investors. One example of such a period was during the late 1960s and early 1970s. As they are now, inflation and interest rates were low; corporate earnings were temperate. Investors were dumping assets into the "Nifty-Fifty" stocks despite staggering price to earnings ratios. The United States was the world's preeminent military and economic superpower and everyone from Wall Street to Main Street was convinced that the party would last forever.

Then, in 1973 and 1974, the party ended. Inflation leapt into the double-digits, interest rates climbed and money market funds became the investment of choice. From January 1973 through December 1974, the S&P 500 Index declined 29 percent.

That's why some long-time market professionals have a feeling of deja vu regarding the current market. It seems that, once again, everyone is convinced that the party will last forever.

Maybe the stock market will continue its advance this year. Maybe the party will soon be over. Maybe the Dow Jones Industrial Average will be at 10000 by the end of the year. Maybe it will be at 3500. No matter what anyone in the media says, no matter how many different points of view you read in annual reports like this one, no one knows for sure what's going to happen tomorrow in the stock market. There is only one item we believe is certain - history has a way of repeating itself.

The point being: instead of blindly buying into the current stock market mania, it might be prudent for you to step back, to consider where the market has been, where it is going, and the overall goals you have for your investments.

THE WORST CASE SCENARIO

o Is time on our side? The Dow Jones Industrial Average has not experienced a 10 percent or greater correction since October of 1990. Since that time, the market has risen 191 percent over 751/4 months. The scope of this advance is without precedent. Since 1907, the bull market closest in magnitude to the current market ended in August of 1987, just prior to the 500 point Dow decline on October 19, 1987. The bull market that ended in 1987 had advanced just 150 percent over 37 months.

o The first year of a presidential term is usually the weakest for the stock market. Since 1904, the first year following a presidential election has been a negative year for the stock market 48 percent of the time, and has registered an average gain of just three percent. Incumbent presidents create even bigger problems for the stock market. In the case of every reelected president since 1904, each post-election year has been the weakest of the four, declining as much as 36 percent following Franklin D. Roosevelt's reelection in 1936.

o There have been only ten occasions when the S&P 500 Index has returned a two-year gain comparable to 1995-96. In seven out of those ten cases, the market's two-year gain was followed by a negative year. On two occasions, the market was about even in year three. There has been only one occasion (1935) when the market advanced in the year following a two-year gain like we experienced in 1995-96.

o The average bear market since 1938 has erased 16 quarters, or four years, of price appreciation in the stock market. Thus, if a bear market began tomorrow, the stock market might not bottom until it hit 1992 levels . . . a drop of approximately 50 percent.

o More new money rolled into equity mutual funds during 1996 than was held, in total, in equity funds during 1990. Will that money be around for the long haul, or will these new investors cut and run at the first sign of a big market decline? The same vigorous momentum that has driven the stock market so strongly to the upside could mean big trouble on the way down.

o The seventh year of each decade has typically been a difficult time for the stock market. An analysis of the total return of every decade's seventh year beginning with 1897 reveals that, taken together, the years have amassed a total decline of over 55% in the price of stocks. Over the past 99 years, each decade's seventh year has seen a declining stock market 50 percent of the time.

By themselves, this laundry list of handicaps facing the stock market in 1997 might not amount to much other than interesting dinner party chatter. Considered in the face of more impactful and long-term obstacles (like the extreme valuations in place at present), these items take on added weight.

THE BEST CASE SCENARIO

o Topping the list of reasons to be optimistic about the future of stocks is the demographics of the baby boom generation. Since they were born, boomers have had a powerful impact on society, sparking booms in everything from baby food to luxury cars. Now, the first wave of the baby boomers are turning 50 and thinking seriously about retirement. As a result, the stock market could reap the rewards for several years to come. Why? Because baby boomers have 401(k) plans and IRAs and because they are, as a group, a little late in planning for retirement. Seeking to capture the level of returns available from the stock market, the baby boomers are investing their retirement assets in stocks and stock mutual funds as a way to play a little catch-up. Additionally, the boomers' investments in 401(k) plans mean a steady source of new money for the stock market as employer-sponsored retirement plans automatically invest assets each month deducted from employee salaries.

o Interest rates continue to be stable and inflation is low. Steady interest rates have been one of the major factors in the stock market's success thus far and there is little indication that rates will begin rising sharply anytime soon. Further, on a historical basis, inflation remains relatively low.

o Corporate Earnings go hand in hand with interest rates. And, as rates have remained steady, corporate profits have been increasing steadily. A slowdown in corporate profits predicted by many for 1997 has yet to materialize. In fact, earnings projections remained strong during the first couple of months of 1997.

o A budget deal is in the offing. A good faith effort on the part of the White House and Congress to effect a budget agreement could have a positive impact on the stock and bond markets. A realistic, bipartisan budget agreement could mean markedly lower interest rates - a positive development for both the bond market and stocks.

There are compelling arguments for both bears and bulls. And in the final analysis, regardless of what the pundits say, the ultimate barometer of the market is your own. You have to decide whether you are truly a long-term investor willing to ride through the pain of a prolonged bear market . . . or whether you would like to temper your portfolio with some conservative investments designed to ride through the tough times with less volatility.

Whether you are positive or negative on the future of the financial markets, The Flex-funds family of no-load mutual funds can help you construct a portfolio well-suited for the coming years.

Our established tactical asset allocation fund, The Muirfield Fund, is designed to help you avoid the ravages of a bear market and provide attractive returns during low-risk market environments. The addition of The Total Return Utilities Fund, and more recently, The Highlander Fund, to The Flex-funds family of no-load mutual funds offer you the opportunity for upside growth in a more traditional, buy and hold approach to the equity markets. We are also planning to launch, during 1997, an international equity fund, designed to meet your need for overseas diversification.

The U.S. Government Bond Fund and The Money Market Fund, used in combination with our equity funds, mean that as a Flex-funds shareholder, you have the ability to diversify your portfolio across different asset classes and different investment styles.

No matter what you think the markets are going to do during 1997, and especially if your are uncertain about the future, we'd like to help. If you would like assistance considering your investment options, please feel free to call one of our helpful Sales Associates at 800-325-3539.

WHAT'S AHEAD FOR 1997?
Changes in investment offerings, investor services on tap for coming year

One of the members of our Investor Relations Team will be happy to answer any questions you have about our plans for expanded shareholder services.

Photo of: three members of the Investor Relations Team

The coming year at The Flex-funds will likely see some of the biggest advancements in our history both in the array of investment options we offer and in our service to shareholders.

THE HIGHLANDER FUND

First, for those investors who have long-sought a Flex-funds mutual fund with a buy-and-hold investment strategy, we have launched The Highlander Fund. Formerly known as The Growth Fund, The Highlander Fund is an equity fund for growth-oriented investors. The Fund features a unique approach to investing in the stock market, called Sector Plus, developed by the Fund's subadviser, Sector Capital Management LLC.

The Sector Plus approach assigns the management of each of the 10 sectors that comprise the S&P 500 Index to individual managers that specialize in those sectors. The goals of Sector Plus, therefore, is for these managers to outperform their S&P 500 benchmark, thus creating added value for investors.

INTERNATIONAL FUND

If, like many other investors, you are seeking an international equity investment for purposes of diversification, we will soon offer you an attractive alternative.

Sponsored jointly with a major financial institution from the United Kingdom, the international equity fund will soon be filed with the Securities and Exchange Commission. Our goal is to have the new fund up and running by the second quarter of this year.

ENHANCED ACCESS TO INFORMATION

Beginning in March, we will offer Flex-funds shareholders access 24-hours a day to recorded commentary from portfolio managers. So if you are interested in our current strategy with regard to any of The Flex-funds, you'll have access to the portfolio manager of your choice at your convenience.

We also plan to make our specialized investment research reports available to investors who desire in-depth information about developments in the financial markets. Call our Investor Relations department to ask for your free subscription.

By mid-year, we will offer you access to account balance information via our phone system so that you can monitor changes in the value of your investments 24 hours a day at times that are convenient to you.

Our presence on the World Wide Web will expand during 1997 with a new, easier-to-navigate interface and new information-gathering capabilities at our website, located at www.flexfunds.com.

We're also planning to take a more proactive approach to shareholder communication during 1997. So, don't be surprised if one of our courteous associates calls to make sure that you are satisfied with all aspects of our service to you.

THE MUIRFIELD FUND

Photographic image: Robert S. Meeder Jr., Portfolio Manager


As the stock market advanced during the fourth quarter, The Muirfield Fund continued to emphasize mutual funds with significant exposure to large capitalization stocks, as it had for much of 1996.

During the final three months of the year, The Muirfield Fund's underlying portfolio was invested, at various times, in growth mutual funds, 10-year U.S. Treasury bonds, and money market instruments based on our evaluation of the risk/reward relationship of the stock market. Partially defensive as the quarter began, the Fund regained a full exposure to the stock market by mid-November.

During the final three months of 1996, our most significant position was exposure to the S&P 500 Index. This was achieved by owning S&P 500 futures contracts which perform similarly to the index itself. Other major holdings were: The Fidelity Blue Chip Fund, The Fidelity Fund, The Fidelity Growth and Income Fund, and The Value Line Fund.

Thanks to its increased exposure during the fourth quarter, The Muirfield Fund's performance rebounded nicely late in the year. The Fund maintained its exposure to the stock market as the new year began and has participated nicely with the recent strength in the stock market. We remain confident in our ability to monitor and react to changing market conditions on behalf of our shareholders and we eagerly anticipate the challenges that await us in 1997.


RECENT TOTAL RETURNS for the periods ended December 31, 1996

                                            3 months        1 year         3 years        5 years        Inception


The Murfield Fund                             3.29%           5.99%          11.04%        9.61%           12.03%
The Average Asset Allocation Fund             5.00%          12.43%          11.67%       10.78%           11.56%
The Average Balanced Fund                     5.23%          13.20%          11.24%       10.57%           11.91%

Source: Morningstar, Inc. See inside front cover for more performance information.


PORTFOLIO EXPOSURE* as of December 31, 1996

pie chart:


Money Market Instruments        2%
Mutual Funds                   98%

*Portfolio Exposure reflects the effect of futures contracts on Portfolio investments.

THE GROWTH FUND

Photographic image: Robert S. Meeder Jr., Portfolio Manager

The Growth Fund, now known as The Highlander Fund, has changed its investment objective since the end of 1996. The Fund's new subadviser, Sector Capital Management LLC, manages the fund according to its Sector Plus discipline, a buy and hold approach to the stock market designed for growth-oriented investors. The Sector Plus approach assigns the management of each of the 10 sectors that comprise the S&P 500 to individual managers that specialize in those sectors. The goal of Sector Plus, therefore, is for these managers to outperform their S&P 500 sector benchmark, thus creating added value for investors.

So far in 1997, we are pleased with the Fund's performance.

The Growth Fund's underlying portfolio was fully exposed to the stock market by mid-November and, as a result, performed well versus similar mutual funds during the fourth quarter.

Prior to the Fund's return to a fully invested position, it had been fully or partially defensive since mid-July. During the fourth quarter, the Fund was invested, at various times, in "large cap" stocks, 10-year U.S. Treasury notes and money market instruments.

The Growth Fund achieved its stock market exposure during the quarter through investment in a mixture of large capitalization stocks from the Dow Jones Industrial Average and exposure to the S&P 500 Index.


RECENT TOTAL RETURNS for the periods ended December 31, 1996

                                              3 months      1 year         3 years        5 years        10 years


The Growth Fund                                 5.59%         9.08%         10.52%          9.01%          8.10%
The Average Asset Allocation Fund               5.00%        12.43%         11.67%         10.78%         10.02%
The Average Balanced Fund                       5.23%        13.20%         11.24%         10.57%         11.05%

Source: Morningstar, Inc. See inside front cover for more performance information.


PORTFOLIO EXPOSURE* as of December 31, 1996

pie chart:


Stocks              100%

*Portfolio Exposure reflects the effect of futures contracts on Portfolio investments.

THE TOTAL RETURN UTILITIES FUND

Photographic image: Lowell G. Miller, Portfolio Manager,
Miller/Howard Investments, Inc.

Utilities came to life last quarter, turning in good performances across a broad universe of stocks. Increasingly, gas utilities led the way in our portfolio, as they have all year. Sharply higher product prices were a factor as was the charismatic spark of a deal in which Duke Power offered to acquire Panenergy - a significant position in our portfolio - at a premium.

Indeed, we have had several "deal" stocks in our portfolio of late, on both the acquirer and acquiree side. The most classic takeover example is that of Panergy by Duke Power, one of many electric/gas convergences to pepper the market lately. And while we would be happy to continue to own Panenergy, the stock will now leave our portfolio as Duke Power is a nuclear-based utility and is therefore excluded from our universe of holdings. At least we can be sure we are selling Panenergy at its high. Other notable additions to the portfolio during the fourth quarter of 1996 were Public Service of Colorado and AirTouch, which we believe to be the strongest value in wireless communication on a global basis.

More deals, phone companies, and newly created electric distribution companies should bring some excitement to the portfolio this year, and general utility pricing levels do not inspire the kinds of anxieties that many investors justifiably feel regarding the broader equity markets. We don't think, at this point, that interest rate problems will intervene and we look forward to a solid 1997.


RECENT TOTAL RETURNS for the periods ended December 31, 1996

                                          3 months          1 year


The Total Return Utilities Fund             7.84%            13.33%
The Average Utility Fund                    8.13%            10.01%

Source: Morningstar, Inc. See inside front cover for more performance information.


PORTFOLIO OF INVESTMENTS as of December 31, 1996

pie chart:


Repurchase Agreement                    11.5%
Electric/Gas Utility                     4.1%
Electric Utility                        18.1%
Diversified Utility                      1.9%
Natural Gas Dist.                       21.8%
Oil/Gas                                  7.9%
Telecommunications                      30.8%
Water Utility                            3.9%

*Portfolio Exposure reflects the effect of futures contracts on Portfolio investments.

THE U.S. GOVERNMENT BOND FUND

Photographic image: Portfolio Manager, Joseph A. Zarr

Interest rates declined for much of the second half of 1996, as it became apparent that the economy was not growing as rapidly as had been expected during the first six months of the year.

The U.S. Government Bond Fund regained a full exposure to 10-year U.S. Treasuries during October and remained fully invested into late December. As the year drew to a close, interest rates began rising anew, and the Fund again adopted a partially defensive position through investments in money market instruments.

At year's end, the three components of our bond model were positive with one minor exception. The TREND OF INTEREST RATES was only partially positive based on early indications of a rising interest rate environment (falling bond prices). REAL RATES OF RETURN were positive based on continued low inflation relative to bond yields. THE YIELD RATIO was positive as yields on intermediate to long-term bonds outpaced yields available from Treasury Bills.

As long as inflation remains in check, we believe 1997 could be a strong year for the bond market. Therefore, if you are an income investor looking for a defensively managed portfolio, The U.S. Government Bond Fund could be a smart choice for your portfolio.


RECENT TOTAL RETURNS for the periods ended December 31, 1996

                                                   3 months      1 year         3 years        5 years        10 years


The U.S. Government Bond Fund                        1.66%         0.15%          5.47%         5.57%          6.16%
The Average General Government Bond Fund             2.48%         2.47%          4.35%         5.50%          6.91%

Source: Morningstar, Inc. See inside front cover for more performance information.


PORTFOLIO OF INVESTMENTS as of December 31, 1996

pie chart:


Money Market Instruments       49%
10-Year Treasuries             51%


THE MONEY MARKET FUND

Photographic image: Portfolio Manager, Philip A. Voelker

The Money Market Fund remained the highest yielding general purpose money market fund in the nation from its inception in 1985 through December 31, 1996, according to Lipper Analyitical Services, Inc. Further, the Fund finished the year with a return that placed it among the top three percent of the nation's general purpose funds, also according to Lipper.

After shortening the average maturity of the Fund early in 1996 based on the market's anticipation of rising interest rates, the Fund began, late in the year, to extend the maturity of its portfolio. As you will recall, we generally shorten the Fund's average maturity when interest rates are rising, so we have the ability to reinvest assets at higher rates as our investments mature. However as the market anticipated an increase in rates by The Federal Reserve Board in the fall, yields became available on maturities in the 180 to 360 day range that we found too attractive to miss. Between September 9 and October 15, we increased the average maturity of the Fund from 48 to 90 days. As higher rates failed to materialize and yields eventually declined, we gained a significant advantage in yield from our decision to lengthen the average maturity of the Fund when we did. In hindsight, we took the right action and benefited accordingly.

We remain committed to actively managing the portfolio of The Money Market Fund in an effort to earn the highest possible yields for our shareholders.


RECENT TOTAL RETURNS for the periods ended December 31, 1996

                                           1 year      Since Inception


The Money Market Fund                       5.27%        6.17%
The Average Money Market Fund               4.80%        5.71%

Source: Morningstar, Inc. See inside front cover for more performance information.


PORTFOLIO EXPOSURE as of December 31, 1996

pie chart:


U.S. Government Obligations            8.1%
Repurchase Agreements                  9.3%
Corporate Obligations                 33.1%
Commercial Paper                      49.5%


(graphic)

         FINANCIAL DATA

                  The Flex-funds
         17       The Mutual Fund Portfolio
         19       The Growth Stock Portfolio
         23       The Utilities Stock Portfolio
         26       The Bond Portfolio
         27       The Money Market Portfolio
         30       Statements of Assets and Liabilities
         31       Statements of Operations
         32       Statements of Changes in Net Assets
         33       Financial Highlights
         38       Notes To Financial Statements
         40       Independent Auditors' Report

                  THE PORTFOLIOS

         41       Statements of Assets and Liabilities
         42       Statements of Operations
         43       Statements of Changes in Net Assets
         44       Financial Highlights
         46       Notes To Financial Statements
         48       Independent Auditors' Report


                            MUTUAL FUND PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                           SHARES OR
                                                          FACE AMOUNT             VALUE


MUTUAL FUNDS - 59.5%
Aim Constellation Fund                                             86            $2,185
Aim Weingarten Fund                                                99             1,832
Charles Schwab Money Market Fund                           16,172,563        16,172,563
Fidelity Blue Chip Fund                                       235,580         7,701,108
Fidelity Core Money Market Fund                            19,964,557        19,964,557
Fidelity Fund                                                 236,798         5,848,911
Fidelity Growth & Income Fund                                 251,433         7,726,531
Mutual Series Fund                                                 58             5,412
PBHG Growth Fund                                                  624            16,398
Rydex U.S. Government Money Market Fund                     5,927,310         5,927,310
Rydex Nova Fund                                               721,714        12,666,082
T. Rowe Price New Era Fund                                        132             3,443
T. Rowe Price New Horizons Fund                                   151             3,287
Value Line Fund                                               292,179         5,636,131

TOTAL MUTUAL FUNDS                                                           ==========
(Cost $81,126,588)                                                           81,675,750
                                                                             ----------

U.S.TREASURY BILLS - 2.9%
*U.S. Treasury Bill, 5.34%, due 3/06/97                     $1,650,000        1,635,222
*U.S. Treasury Bill, 5.00%, due 3/06/97                      1,000,000          991,044
*U.S. Treasury Bill, 4.84%, due 3/06/97                        900,000          891,940
*U.S. Treasury Bill, 4.90%, due 3/06/97                        200,000          198,209
*U.S. Treasury Bill, 4.99%, due 3/06/97                        150,000          148,657
U.S. Treasury Bill, 4.90%, due 1/09/97                          30,100           30,068

TOTAL U.S. TREASURY BILLS                                                     =========
(Cost $3,894,698)                                                             3,895,140
                                                                              ---------

*Pledged $2,960,000 face amount as collateral on futures contracts

MUTUAL FUND PORTFOLIO, continued


REPURCHASE AGREEMENTS - 37.6%
 (Collateralized by U.S. government
   obligations - market value $52,366,298)
   Paine Webber Incorporated, dated 12/30/96,
    6.35%, due 1/02/97                                      25,000,000       25,000,000
   Prudential Bache Securities, dated 12/31/96,
    6.75%, due 1/02/97                                      14,343,000       14,343,000
   State Street Bank, dated 12/31/96,
    6.00%, due 1/02/97                                      12,318,000       12,318,000

TOTAL REPURCHASE AGREEMENTS                                                  ==========
 (Cost $51,661,000)                                                          51,661,000
                                                                             ----------

TOTAL INVESTMENTS - 100%                                                   ============
(Cost $136,682,286)                                                        $137,231,890
                                                                           ------------

         CONTRACTS

FUTURES CONTRACTS
  Long, S&P 500 futures contracts,
   face amount $90,456,750 expiring in March, 1997.                243      (1,773,830)
  Long, Midcap futures contracts,
   face amount $2,181,100 expiring in March, 1997.                  17         (11,475)

                                                                            -----------
  NET PAYABLE FOR FUTURES CONTRACTS SETTLEMENTS                             (1,785,305)
                                                                            -----------

See accompanying notes to financial statements


                            GROWTH STOCK PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                         SHARES OR
INDUSTRIES/CLASSIFICATIONS                               FACE AMOUNT      VALUE


COMMON STOCKS - 67.6%
AEROSPACE/DEFENSE - (3.4%)
Boeing Company                                              7,850      $835,044
                                                                       --------

ALUMINUM - (2.0%)
Aluminum Company of America                                 7,850       500,438
                                                                       --------

AUTO AND TRUCK - (1.8%)
General Motors                                              7,850       437,637
                                                                       --------

BANKING - (3.1%)
J.P. Morgan & Company, Inc.                                 7,850       766,356
                                                                       --------

BEVERAGE - (1.7%)
Coca Cola                                                   7,850       413,106
                                                                       --------

CHEMICAL (BASIC) - (4.3%)
Dupont                                                      7,850       740,844
Union Carbide                                               7,850       320,869
                                                                       ========

                                                                      1,061,713
                                                                       --------

CHEMICAL (DIVERSIFIED) - (2.7%)
Minnesota Mining & Manufacturing                             7,850      650,569
                                                                       --------

COMPUTER AND PERIPHERALS - (4.8%)
International Business Machines                              7,850    1,185,350
                                                                       --------

DRUG - (2.5%)

Merck & Company, Inc.                                        7,850      622,112
                                                                       --------



GROWTH STOCK PORTFOLIO, continued


ELECTRICAL EQUIPMENT - (3.8%)
General Electric Company                                      7,850     776,169
Westinghouse Electric Corporation                             7,850     156,018

                                                                       ========
                                                                        932,187
                                                                       --------

FINANCIAL SERVICES - (1.8%)
American Express                                              7,850     443,525
                                                                       --------

HOUSEHOLD PRODUCTS - (3.4%)
Procter & Gamble                                              7,850     843,875
                                                                       --------

MACHINERY (CONSTRUCTION & MINING) - (2.4%)
Caterpillar Inc.                                              7,850     590,713
                                                                       --------

MULTIFORM - (4.3%)

Allied-Signal Inc.                                            7,850     525,950
United Technologies                                           7,850     518,100

                                                                       ========
                                                                      1,044,050
                                                                       --------

PAPER AND FOREST PRODUCTS - (1.3%)
International Paper                                           7,850     316,943
                                                                       --------

PETROLEUM (INTEGRATED) - (8.3%)
Chevron Corporation                                           7,850     510,250
Exxon                                                         7,850     769,300
Texaco                                                        7,850     770,281

                                                                       ========
                                                                      2,049,831
                                                                       --------



Growth Stock Portfolio, continued


PRECISION INSTRUMENT - (2.7%)
Eastman Kodak                                                7,850      629,963
Imation Corporation                                            785       22,078

                                                                       ========
                                                                        652,041
                                                                       --------

RECREATION - (2.2%)
Walt Disney Company                                          7,850      546,556
                                                                       --------

RESTAURANT - (1.5%)
McDonalds Corporation                                        7,850      355,213
                                                                       --------

RETAIL STORE - (2.2%)
Sears                                                        7,850      362,081
Woolworth Corporation                                        7,850      171,719

                                                                       ========
                                                                        533,800
                                                                       --------

STEEL (INTEGRATED) - (.3%)
Bethlehem Steel                                              7,850       70,650
                                                                       --------

TELECOMMUNICATION EQUIPMENT & SERVICES - (1.9%)
American Telephone & Telegraph                               7,850      341,475
Lucent Technologies Incorporated                             2,544      117,660

                                                                       ========
                                                                        459,135
                                                                       --------

TIRE AND RUBBER - (1.6%)
Goodyear Tire & Rubber                                       7,850      403,294
                                                                       --------

TOBACCO - (3.6%)
Philip Morris Companies, Inc.                                7,850      884,106


TOTAL COMMON STOCKS                                                  ==========
(Cost $13,435,117)                                                   16,598,244
                                                                     ----------



GROWTH STOCK PORTFOLIO, continued


U.S. TREASURY BILLS - 4.0%
*U.S. Treasury Bill, 5.34%, due 3/06/97                   $800,000      792,836
U.S. Treasury Bill, 5.01%, due 3/06/97                     100,000       99,105
U.S. Treasury Bill, 4.84%, due 3/06/97                     100,000       99,104
U.S. Treasury Bill, 4.90%, due 1/09/97                       6,000        5,994

TOTAL U.S. TREASURY BILLS                                              ========
(Cost $996,649)                                                         997,039
                                                                       --------

*Pledged $390,000 face amount as collateral on futures

REPURCHASE AGREEMENTS - 28.4%
 (Collateralized by U.S. government obligations
   - market value $7,047,064)
   Paine Webber Incorporated, dated 12/30/96,
    6.35%, due 1/02/97                                   4,000,000    4,000,000
   Prudential Bache Securities, dated 12/31/96,
    6.75%, due 1/02/97                                   2,968,000    2,968,000

TOTAL REPURCHASE AGREEMENTS                                           =========
 (Cost $6,968,000)                                                    6,968,000
                                                                      ---------

TOTAL INVESTMENTS - 100%                                            ===========
 (Cost $21,399,766)                                                 $24,563,283
                                                                    -----------
                                                         CONTRACTS
FUTURES CONTRACTS
  Long, S&P 500 futures contracts,
   face amount $7,817,250 expiring in March, 1997.              21    (153,300)

                                                                      =========
  NET PAYABLE FOR FUTURES CONTRACTS SETTLEMENTS                       (153,300)
                                                                      ---------

See accompanying notes to financial statements


                          UTILITIES STOCK PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                        SHARES OR
INDUSTRIES/CLASSIFICATIONS                            FACE AMOUNT       VALUE


COMMON STOCKS - 88.5%
ELECTRIC/GAS UTILITY - (4.1%)
MDU Resources Group Incorporated                           6,100   $  140,300
Nipsco Industries Incorporated                             4,700      186,238

                                                                     ========
                                                                      326,538
                                                                     --------

ELECTRIC UTILITY - (18.1%)
Cinergy Corporation                                        7,900      263,663
Ipalco Enterprises Incorporated                            6,000      163,500
KU Energy Corporation                                      3,300       99,000
LG&E Energy Corporation                                    8,600      210,700
Pacificorp                                                10,000      205,000
Public Service Company of Colorado                         5,900      229,362
Teco Energy Incorporated                                  11,000      265,375

                                                                     ========
                                                                    1,436,600
                                                                     --------

DIVERSIFIED UTILITY - (1.9%)
Citizens Utilities Company Class B                        13,514      150,341
                                                                     --------

NATURAL GAS (DISTRIBUTOR) - (21.8%)
Bay State Gas Company                                      2,200       62,150
Brooklyn UN Gas Company                                    5,900      177,738
Consolidated Natural Gas Company                           3,900      215,475
MCN Corporation                                            6,200      179,025
Nicor Incorporated                                         1,800       64,350
Pacific Enterprises                                        7,000      212,625
Panenergy Corporation                                      5,500      247,500
Transcanada Pipelines Ltd.                                 8,200      143,500
UGI Corporation                                            2,000       44,750
Wicor Incorporated                                         5,800      208,075
Williams Companies Incorporated                            4,800      180,000

                                                                     ========
                                                                    1,735,188
                                                                     --------


Utilities Stock Portfolio, continued


OIL/GAS (DOMESTIC) - (7.9%)

El Paso Natural Gas Company                                4,800      242,400
Enron Corporation                                          3,000      129,375
Questar Corporation                                        5,300      194,775
Sante Fe Pacific Pipeline Partners                         1,600       60,800

                                                                     ========
                                                                      627,350
                                                                     --------

TELECOMMUNICATION EQUIPMENT - (2.1%)
LCC International A                                        5,000       92,500
Vanguard Cellular                                          4,700       74,025

                                                                     ========
                                                                      166,525
                                                                     --------

TELECOMMUNICATION SERVICES - (28.7%)
Airtouch Communications                                    5,600      141,400
Alltel Corporation                                         8,100      254,138
Bell Atlantic Corporation                                  2,400      155,400
Bellsouth Corporation                                      3,000      121,125
Century Telephone                                          8,500      262,437
Frontier Corporation                                       9,500      214,937
GTE Corporation                                            5,200      236,600
Intellicell Corporation                                   30,000      221,250
MCI Communications                                         5,000      163,437
Sprint Corporation                                         4,400      175,450
Tele Denmark                                               5,000      136,250
U.S. West Incorporated                                     6,000      193,500

                                                                    =========
                                                                    2,275,924
                                                                    ---------

WATER UTILITY - (3.9%)
American Water Works Incorporated                         15,200      313,500
                                                                     --------

TOTAL COMMON STOCKS
(Cost $6,252,239)                                                   7,031,966
                                                                    ---------


UTILITIES STOCK PORTFOLIO, continued


U.S. TREASURY BILLS - 0.0%
U.S. Treasury Bill, 4.90%, due 1/09/97                 $  1,000         1,000
                                                                      -------

TOTAL U.S. TREASURY BILLS
 (Cost $1,000)                                                          1,000
                                                                      -------

REPURCHASE AGREEMENTS - 11.5%
 (Collateralized by U.S. government
  obligations - market value $922,418)
   Prudential Bache Securities, dated 12/31/96,
    6.75%, due 1/02/97                                  914,000       914,000
                                                                      -------

TOTAL REPURCHASE AGREEMENTS
 (Cost $914,000)                                                      914,000
                                                                      -------

TOTAL INVESTMENTS - 100%                                           ==========
 (Cost $7,167,239)                                                 $7,946,966
                                                                   ----------

See accompanying notes to financial statements


                                BOND PORTFOLIO
               Portfolio of Investments as of December 31, 1996

                                                                            FACE AMOUNT        VALUE


U.S.TREASURY NOTES - 66.6%
 U.S. Treasury Note, 6.50%, due 10/15/2006                                 $ 9,000,000   $ 9,054,844

TOTAL U.S.TREASURY NOTES                                                                   =========
 (Cost $9,169,393)                                                                         9,054,844
                                                                                           ---------

U.S. GOVERNMENT AGENCY - 29.9%
Federal National Mortgage Association Discount Note, 5.48%, due 1/06/97      2,000,000     1,998,478
Federal National Mortgage Association Discount Note, 5.48%, due 1/14/97      2,000,000     1,996,042
Federal National Mortgage Association Note, 4.80%, due 6/25/97                  79,359        78,937

 TOTAL U.S. GOVERNMENT AGENCY                                                              =========
 (Cost $4,073,521)                                                                         4,073,457
                                                                                           ---------

U.S.TREASURY BILLS - 1.9%
 U.S. Treasury Bill, 4.97%, due 2/20/97                                        100,000        99,310
 U.S. Treasury Bill, 5.34%, due 3/06/97                                        100,000        99,105
 U.S. Treasury Bill, 4.99%, due 3/06/97                                         50,000        49,552
 U.S. Treasury Bill, 4.90%, due 1/09/97                                          4,800         4,794

TOTAL U.S.TREASURY BILLS                                                                   =========
 (Cost $252,711)                                                                             252,761
                                                                                           ---------

REPURCHASE AGREEMENTS - 1.6%
 (Collateralized by U.S. government obligations - market value $227,072)
   Prudential Bache Securities, dated 12/31/96, 6.75%, due 1/02/97             225,000       225,000
                                                                                           ---------

TOTAL REPURCHASE AGREEMENTS
 (Cost $225,000)                                                                             225,000
                                                                                           ---------

TOTAL INVESTMENTS - 100%                                                                 ===========
 (Cost $13,720,625)                                                                      $13,606,062
                                                                                         -----------

See accompanying notes to financial statements


Money Market Portfolio

         Portfolio of Investments as of December 31, 1996

                                                                                                       AMORTIZED
                                                                                      FACE AMOUNT           COST


COMMERCIAL PAPER - 49.5%
American Trading & Production, 5.35%, due 1/14/97                                    $  4,000,000   $  3,992,272
Bell South, 5.42%, due 1/21/97                                                          5,030,000      5,014,854
Calcot, 5.75%, due 2/21/97                                                              3,000,000      2,975,562
Calcot, 5.40%, due 1/24/97                                                              5,000,000      4,982,750
Calcot, 5.36%, due 1/22/97                                                              5,000,000      4,984,367
Cargill Financial, 5.58%, due 6/16/97                                                   5,000,000      4,871,350
Coca-Cola Company, 5.80%, due 1/17/97                                                  15,000,000     14,961,333
Equitable of Iowa, 5.61%, due 1/17/97                                                  12,000,000     11,970,080
Fingerhut Owners Trust, 5.50%, due 1/09/97                                             10,000,000      9,987,778
Fleet Funding, 5.48%, due 1/24/97                                                       2,200,000      2,192,298
Hertz Corporation, 5.90%, due 1/03/97                                                  10,000,000      9,996,722
Hitachi America Ltd., 5.35%, due 3/25/97                                                8,160,000      8,059,349
JC Penney Funding, 5.39%, due 3/27/97                                                  15,000,000     14,809,104
Merrill Lynch & Company, 5.55%, due 6/13/97 5,000,000                                                  4,874,354
Michigan Consolidated Gas, 5.33%, due 2/07/97                                           8,000,000      7,956,175
National Rural Utilities, 5.31%, due 2/14/97                                            4,200,000      4,172,742
PHH Corporation, 5.50%, due 1/17/9710,000,000                                                          9,975,556
Portland General Electric, 5.33%, due 1/21/97                                          10,000,000      9,970,389
Receivables Capital Corporation, 5.75%, due 1/15/97                                    10,000,000      9,977,639
Toyota Motor Company, 5.31%, due 2/06/97                                                8,000,000      7,957,520
WMX Technologies, 5.60%, due 5/13/97                                                   20,000,000     19,589,333

TOTAL COMMERCIAL PAPER                                                                               ===========
(Cost $173,271,527)                                                                                  173,271,527
                                                                                                     -----------

CORPORATE OBLIGATIONS - 33.1%
American Home Products Corporation, 6.875%, due 4/15/97                                 1,005,000      1,008,499
American General Finance, 7.75%, due 1/15/97                                              450,000        450,335
Associates Corporation, 6.875%, due 1/15/97                                               425,000        425,179
*Bank One Capital Demand Note, 5.95%, next redemption
  date 1/02/97, due 4/01/2113                                                           3,536,000      3,536,000
Bell Atlantic Corporation, 7.22%, due 6/16/97                                           4,000,000      4,029,304
Bell Tri LSG, 8.05%, due 2/19/97                                                          500,000        501,663
*Care Life Project Floating Rate Note, 5.80%, next
  redemption date 1/02/97, due 8/01/2111                                                1,350,000      1,350,000
*Caterpillar Financial Incorporated Floating Rate
  Note, 5.654%, due 6/20/97                                                             1,000,000      1,000,473
Caterpillar Incorporated, 5.05%, due 1/15/97                                              500,000        499,933
Central Illinois Public Service, 6.125%, due 7/01/97 2,000,000                                         2,003,840
Chase Manhattan Bank, 7.875%, due 1/15/97                                                 750,000        750,574



MONEY MARKET PORTFOLIO, continued


Consolidated Rail, 6.00%, due 7/01/97                                                     142,000        141,977
Cooper Industries, 7.77%, due 10/21/97                                                  5,000,000      5,063,808
Cooper Industries, 7.81%, due 10/15/97                                                  3,000,000      3,038,398
*Espanola/Nambe Variable Rate Demand Note, 5.84%, next
  redemption date 1/02/97, due 6/01/2006                                                2,500,000      2,500,000
Ford Capital, 9.75%, due 6/05/97                                                        3,700,000      3,755,316
Ford Holdings, 9.25%, due 7/15/97                                                       3,168,000      3,220,923
Ford Motor Credit Corporation, 6.75%, put date 7/15/97                                    350,000        351,922
GE Capital Corporation, 7.00%, due 4/03/97                                              1,518,000      1,522,190
GE Capital Corporation, 4.55%, due 10/27/97                                             2,500,000      2,471,888
*General Motors Acceptance Corporation Floating Rate Note,
  5.68%, next redemption date 4/13/97, due 4/13/98                                     10,000,000     10,000,000
General Motors Acceptance Corporation, 7.40%, due 1/14/97                                 170,000        170,130
General Motors Acceptance Corporation, 7.80%, due 5/05/97                               9,200,000      9,264,405
General Motors Acceptance Corporation, 7.90%, due 5/01/97                               1,500,000      1,509,712
General Telephone, California, 6.75%, due 12/01/97                                      2,500,000      2,500,000
General Nutrition Corporation, 11.375%, redemption date 3/03/97                         5,000,000      5,183,933
Golden West Financial, 10.25%, due 5/15/97                                                475,000        482,422
*Hancor Incorporated Floating Rate Note, 5.84%, next redemption
  date 1/02/97, due 12/01/2004                                                            800,000        800,000
Hertz Corporation, 10.125%, due 3/01/97                                                 2,000,000      2,014,965
Marshall & Isley, 7.375%, due 10/31/97                                                 10,000,000     10,125,300
Michigan Consolidated Gas, 6.25%, due 5/01/97                                           1,500,000      1,502,857
Minnesota Mining & Manufacturing, 6.375%, due 6/16/97                                   1,000,000      1,001,186
Morgan Stanley Incorporated, 7.32%, due 1/15/97                                           500,000        500,292
*Mubea, Incorporated Floating Rate Note, 5.84%, next redemption
 date 1/02/97, due 12/01/2004                                                           5,000,000      5,000,000
NBD Bank N.A., 7.875%, due 1/21/97                                                        250,000        250,266
Philip Morris Companies, 9.25%, due 12/01/97                                            1,568,000      1,615,090
Philip Morris Companies, 9.75%, due 5/01/97                                               814,000        824,532
Philip Morris Companies, 8.75%, due 6/15/97                                               500,000        506,712
Philip Morris Companies, 7.50%, due 3/15/97                                               870,000        873,155
*Presrite Corporation Floating Rate Note, 5.84%, next redemption
  date 1/02/97, due 1/01/2004                                                           2,540,000      2,540,000
*Seariver Maritime Financial Holdings Floating Rate Note, 5.405%,
  next redemption date 1/02/97, due 10/01/2111                                          7,000,000      7,000,000
Sears Roebuck & Company, 6.66%, due 5/20/97                                             1,000,000      1,003,456
Sears Roebuck & Company, 7.41%, due 6/11/97                                               100,000        100,629
Southern California Edison, 5.90%, due 1/15/97                                          1,000,000      1,000,237
Virginia Electric & Power, 7.25%, due 3/01/97                                           3,250,000      3,258,635
*White Castle Corporation, Floating Rate Note, 5.84%, next
  redemption date 1/02/97, due 12/01/2010                                               9,000,000      9,000,000

TOTAL CORPORATE OBLIGATIONS                                                                          ===========
 (Cost $115,650,136)                                                                                 115,650,136
                                                                                                     -----------
U.S. TREASURY NOTES - 4.0%
 U.S. Treasury Note, 6.00%, due 8/31/97                                                 4,000,000      4,005,201
 U.S. Treasury Note, 6.00%, due 11/30/97                                               10,000,000     10,043,606



Money Market Portfolio, continued


TOTAL U.S. TREASURY NOTES                                                                             ==========
         (Cost $14,048,807)                                                                           14,048,807
                                                                                                      ----------

U.S. TREASURY BILLS - 0.0%                                                                            ==========
         U.S. Treasury Bill, 4.906%, due 1/09/97                                           63,100         63,031
                                                                                                      ----------

TOTAL U.S. TREASURY BILLS
         (Cost $63,031)                                                                                   63,031

U.S. GOVERNMENT OBLIGATIONS - 4.1%
Federal Home Loan Mortgage Corporation, 5.10%, due 1/13/97                                100,000         99,995
Federal Home Loan Mortgage Corporation, 6.47%, due 7/07/97                                500,000        501,978
Federal Home Loan Bank Note, 5.50%, due 3/21/97                                           235,000        235,000
Federal Farm Credit, 5.32%, due 2/03/97                                                   200,000        199,895
*Federal Home Loan Bank Floating Rate Note, 5.803%,
  due 4/08/97, next redemption date 1/02/97                                             2,000,000      2,000,863
*Student Loan Marketing Association Floating Rate
  Note, 5.48%, due 8/03/99, next redemption date
  7/02/96                                                                               4,350,000      4,353,782
*Student Loan Marketing Association Floating Rate Note,
  5.43%, due 11/10/98, next redemption date 7/02/96                                     5,000,000      5,000,000
*Student Loan Marketing Association Floating Rate Note,
   5.41%, due 11/24/97, next redemption date 7/02/96                                    2,000,000      1,999,816
Tennesee Valley Authority, 6.00%, due 1/15/97                                             100,000        100,009

TOTAL U.S. GOVERNMENT OBLIGATIONS                                                                     ==========
         (Cost $14,491,338)                                                                           14,491,338
                                                                                                      ----------

REPURCHASE AGREEMENTS - 9.3%
(Collateralized by U.S. government obligations - market value $32,927,954)
Paine Webber Incorporated, dated 12/31/96, 6.35%, due 1/02/97                          21,000,000     21,000,000
Prudential Bache Securities, dated 12/31/96, 6.75%, due 1/02/97                        11,550,000     11,550,000

TOTAL REPURCHASE AGREEMENTS                                                                           ==========
 (Cost $32,550,000)                                                                                   32,550,000
                                                                                                      ----------

TOTAL INVESTMENTS - 100%                                                                            ============
  (Cost $350,074,839)                                                                               $350,074,839
                                                                                                    ------------

* - Floating Rate as of 12/31/96.

See accompanying notes to financial statements


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996

                                                        The               The         The Total          The U.S.               The
                                                  Muirfield            Growth  Return Utilities        Government      Money Market
                                                       Fund              Fund              Fund         Bond Fund              Fund


Assets:

  Investment in corresponding portfolio        $ 121,425,042    $  24,413,491     $   5,089,213   $  17,791,465    $ 119,987,807
  Receivable for capital stock issued              3,616,683            2,717                39             383                -
  Unamortized organizational costs -                       -                -            17,146               -                -
  Other assets                                           452           15,835             8,822           2,610            7,666
                                               =============    =============     =============   =============    =============

Total Assets                                     125,042,177       24,432,043         5,115,220      17,794,458      119,995,473
                                               -------------    -------------     -------------   -------------    -------------

Liabilities:

  Payable for capital stock redeemed               3,570,240          217,039               119           2,674                -
  Dividends payable                                   93,203            2,942            27,385           2,532           11,207
  Accrued transfer agent and
   administrative fees                                12,153            2,611               368           1,219            9,469
  Other accrued liabilities                           31,974            5,595            13,230           5,428           27,300
                                               =============    =============     =============   =============    =============

Total Liabilities                                  3,707,570          228,187            41,102          11,853           47,976
                                               -------------    -------------     -------------   -------------    -------------

Net Assets:
  Capital                                        120,745,044       22,379,843         4,521,433      18,790,118      119,947,497
  Accumulated undistributed net
    investment income (loss)                              (1)               9                 -              (3)               -
  Accumulated undistributed net realized
    gain (loss) on investments                        12,496       (1,339,494)                -        (892,948)               -
  Net unrealized gain (loss) on
   investments                                       577,068        3,163,498           552,685        (114,562)               -
                                               =============    =============     =============   =============    =============

Net Assets                                     $ 121,334,607    $  24,203,856     $   5,074,118   $  17,782,605    $ 119,947,497
                                               -------------    -------------     -------------   -------------    -------------

Capital Stock Outstanding                         22,198,952        1,475,239           338,624         861,611      119,947,497
                                               -------------    -------------     -------------   -------------    -------------

Net Asset Value, Offering and
Redemption Price Per Share                     $        5.47    $       16.41     $       14.98   $       20.64    $        1.00
                                               -------------    -------------     -------------   -------------    -------------

See accompanying notes to financial statements


STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                         The              The         The Total         The U.S.            The
                                                   Muirfield           Growth  Return Utilities       Government   Money Market
                                                        Fund             Fund              Fund        Bond Fund           Fund


Net Investment Income From
Corresponding Portfolio:
  Interest                                       $  2,995,152        $599,913         $15,424           $983,780      $8,775,604
  Dividends                                           311,660         321,265         126,220                  -               -
  Expenses                                         (1,052,259)       (320,098)        (61,617)          (107,760)      (294,611)
                                                =============    =============   =============     =============   =============

Total Net Investment Income From
Corresponding Portfolio                             2,254,553         601,080          80,027            876,020       8,480,993
                                                -------------    -------------   -------------     -------------   -------------
Fund Expenses:
  Legal fees                                            2,007           2,225           1,642              2,034           3,998
  Audit fees                                            3,936           6,480           2,881              2,876           4,234
  Printing                                             22,332           8,599           3,642              4,056          35,582
  Postage                                              17,803           4,575           1,100              2,857          25,544
  Transfer agent fees                                 120,161          25,406           4,026             10,228         111,421
  Administrative fee                                   36,230           7,712           1,121              5,362          42,785
  Trustees fees and expenses                            2,931           2,949           3,832              2,495           2,914
  Registration and filing fees                         13,530           7,470          12,054              6,880          23,314
  Insurance                                             1,778             387              36                256           2,501
  Distribution plan                                   157,536          36,280           9,338             28,045         115,428
  Amortization of organizational costs                      -               -           5,036                  -               -
  Other expenses                                       10,991           3,837           1,917              2,310          27,281
                                                =============    =============   =============     =============   =============
  Total expenses                                      389,235         105,920          46,625             67,399         395,002
  Expenses reimbursed by adviser                            -               -         (61,549)                 -         (52,840)
                                                =============    =============   =============     =============   =============
  Total Expenses - net                                389,235         105,920         (14,924)            67,399         342,162

INVESTMENT INCOME - NET                             1,865,318         495,160          94,951            808,621       8,138,831
                                                -------------    -------------   -------------     -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS - NET:
  Net realized gain (loss) on futures                (385,498)     (1,614,914)              -             41,147               -
  Net realized gain (loss) on investments          10,610,566         301,293         209,382             (7,020)              -
  Net change in unrealized appreciation
    (depreciation) of investments                  (5,306,075)      3,055,094         219,393           (776,909)              -
                                                =============    =============   =============     =============   =============
NET GAIN (LOSS) ON INVESTMENTS                      4,918,993       1,741,473         428,775           (742,782)              -
                                                -------------    -------------   -------------     -------------   -------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                  $  6,784,311    $  2,236,633        $523,726            $65,839      $8,138,831
                                                -------------    -------------   -------------     -------------   -------------

See accompanying notes to financial statements


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31,


                                                                                            The                               The
                                                                                      Muirfield                            Growth
                                                                                           Fund                              Fund

INCREASE (DECREASE) IN NET ASSETS:                                        1996             1995             1996             1995


OPERATIONS:
      Investment income - net                                    $   1,865,318    $     938,690    $     495,160    $     807,065
      Net realized gain (loss) on investments and
       futures contracts                                            10,225,068       14,740,346       (1,313,621)       4,316,008
      Net change in unrealized appreciation
        (depreciation) of investments                               (5,306,075)       5,883,601        3,055,094          111,505
                                                                 -------------    -------------    -------------    -------------

      Net increase in net assets resulting from operations           6,784,311       21,562,637        2,236,633        5,234,578
                                                                 -------------    -------------    -------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Investment income - net                                       (1,865,319)        (938,690)        (495,151)        (807,065)
      Net realized gain from investments and futures
       contracts                                                    (9,879,664)     (15,073,253)               -         (659,136)
                                                                 -------------    -------------    -------------    -------------

      Net decrease in net assets resulting
        from dividends and distributions                           (11,744,983)     (16,011,943)        (495,151)      (1,466,201)
                                                                 -------------    -------------    -------------    -------------

CAPITAL TRANSACTIONS:
      Net proceeds from sales                                       31,306,972       26,530,545        3,904,506        1,775,837
      Reinvestment of dividends                                     11,652,407       15,844,992          488,159        1,436,634
      Cost of redemptions                                          (28,415,321)     (19,294,010)      (6,561,166)      (4,525,935)
                                                                 -------------    -------------    -------------    -------------

      Net increase (decrease) in net assets
        resulting from capital share transactions                   14,544,058       23,081,527       (2,168,501)      (1,313,464)
                                                                 -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              9,583,386       28,632,221         (427,019)       2,454,913

NET ASSETS - Beginning of period                                   111,751,221       83,119,000       24,630,875       22,175,962
                                                                 =============    =============    =============    =============

NET ASSETS - End of period                                       $ 121,334,607    $ 111,751,221    $  24,203,856    $  24,630,875
                                                                 =============    =============    =============    =============

SHARE TRANSACTIONS:
      Issued                                                         5,310,158        4,353,780          246,129          120,106
      Reinvested                                                     2,132,111        2,767,237           30,498           96,212
      Redeemed                                                      (4,745,388)      (3,170,312)        (406,881)        (306,553)
                                                                 -------------    -------------    -------------    -------------

      Change in shares                                               2,696,881        3,950,705         (130,254)         (90,235)
                                                                 =============    =============    =============    =============


                                                                                               The                       The U.S.
                                                                                      Total Return                     Government
                                                                                    Utilities Fund                      Bond Fund

INCREASE (DECREASE) IN NET ASSETS:                                           1996            1995*          1996             1995



OPERATIONS:
      Investment income - net                                         $     94,951    $     39,143    $    808,621    $    780,338
      Net realized gain (loss) on investments and
       futures contracts                                                   209,382            (679)         34,127         988,478
      Net change in unrealized appreciation
        (depreciation) of investments                                      219,393         333,292        (776,909)        667,973
                                                                     -------------   -------------   -------------   -------------

      Net increase in net assets resulting from operations                 523,726         371,756          65,839       2,436,789
                                                                     -------------   -------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Investment income - net                                              (94,951)        (39,143)       (808,624)       (780,352)
      Net realized gain from investments and futures
       contracts                                                          (208,703)              -               -               -
                                                                     -------------   -------------   -------------   -------------

      Net decrease in net assets resulting
        from dividends and distributions                                  (303,654)        (39,143)       (808,624)       (780,352)
                                                                     -------------   -------------   -------------   -------------

CAPITAL TRANSACTIONS:
      Net proceeds from sales                                            2,105,006       2,519,770       4,221,575       2,883,665
      Reinvestment of dividends                                            261,364          33,121         731,408         686,353
      Cost of redemptions                                                 (393,419)         (4,409)     (2,475,250)     (2,161,626)
                                                                     -------------   -------------   -------------   -------------

      Net increase (decrease) in net assets
        resulting from capital share transactions                        1,972,951       2,548,482       2,477,733       1,408,392
                                                                     -------------   -------------   -------------   -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                  2,193,023       2,881,095       1,734,948       3,064,829

NET ASSETS - Beginning of period                                         2,881,095               -      16,047,657      12,982,828
                                                                     =============   =============   =============   =============

NET ASSETS - End of period                                            $  5,074,118    $  2,881,095    $ 17,782,605    $ 16,047,657
                                                                     =============   =============   =============   =============

SHARE TRANSACTIONS:
      Issued                                                               143,939         201,499         201,655         142,467
      Reinvested                                                            17,645           2,569          35,083          33,492
      Redeemed                                                             (26,688)           (340)       (118,887)       (106,680)
                                                                     -------------   -------------   -------------   -------------

      Change in shares                                                     134,896         203,728         117,851          69,279
                                                                     =============   =============   =============   =============


                                                                                             The
                                                                                    Money Market
                                                                                            Fund

INCREASE (DECREASE) IN NET ASSETS:                                          1996            1995


OPERATIONS:
      Investment income - net                                         $   8,138,831    $   8,095,621
      Net realized gain (loss) on investments and futures contracts               -                -
      Net change in unrealized appreciation
        (depreciation) of investments                                             -                -
                                                                       ------------     ------------

      Net increase in net assets resulting from operations                8,138,831        8,095,621
                                                                       ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Investment income - net                                            (8,138,831)      (8,095,621)
      Net realized gain from investments and futures contracts                    -                -
                                                                       ------------     ------------

      Net decrease in net assets resulting
        from dividends and distributions                                 (8,138,831)      (8,095,621)
                                                                       ------------     ------------

CAPITAL TRANSACTIONS:
      Net proceeds from sales                                           389,806,633      365,251,080
      Reinvestment of dividends                                           7,883,875        7,649,188
      Cost of redemptions                                              (418,830,047)    (396,651,391)
                                                                       ------------     ------------

      Net increase (decrease) in net assets
        resulting from capital share transactions                       (21,139,539)     (23,751,123)
                                                                       ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (21,139,539)     (23,751,123)

NET ASSETS - Beginning of period                                        141,087,036      164,838,159
                                                                       ============     ============

NET ASSETS - End of period                                            $ 119,947,497    $ 141,087,036
                                                                       ============     ============

SHARE TRANSACTIONS:
      Issued                                                            389,806,633      365,251,080
      Reinvested                                                          7,883,875        7,649,188
      Redeemed                                                         (418,830,047)    (396,651,391)
                                                                       ------------     ------------

      Change in shares                                                  (21,139,539)     (23,751,123)
                                                                       ============     ============

 *For period from June 21, 1995 through December 31, 1995

See accompanying notes to financial statements


FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements

                                                                                          THE MUIRFIELD FUND
                                                                                        Years Ended December 31,

                                                                    1996            1995         1994           1993         1992


NET ASSET VALUE, BEGINNING OF PERIOD                               $5.73           $5.34        $5.36          $6.25        $6.43

         INCOME FROM INVESTMENT OPERATIONS

         Net Investment Income                                      0.10            0.06         0.14          (0.01)        0.06

         Net Gains or Losses on Securities
         (both realized and unrealized)                             0.25            1.31         -              0.45         0.34
                                                                   =====           =====        =====          =====        =====

         Total From Investment Operations                           0.35            1.37         0.14           0.44         0.40
                                                                   =====           =====        =====          =====        =====

LESS DISTRIBUTIONS

         Dividends (from net investment income)                    (0.10)          (0.06)       (0.14)         (0.02)       (0.06)
         Distributions (from capital gains)                        (0.51)          (0.92)       (0.02)         (1.31)       (0.52)
                                                                   =====           =====        =====          =====        =====

         Total Distributions                                       (0.61)          (0.98)       (0.16)         (1.33)       (0.58)
                                                                   =====           =====        =====          =====        =====

NET ASSET VALUE, END OF PERIOD                                     $5.47           $5.73        $5.34          $5.36        $6.25
                                                                   =====           =====        =====          =====        =====

TOTAL RETURN                                                        5.99%          25.82%        2.70%          8.11%        6.91%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($000)                                121,335        111,751       83,119         73,063       55,280
  Ratio of Expenses to Average Net Assets                           1.19%           1.26%        1.22%          1.26%        1.40%
  Ratio of Net Investment Income to Average Net Assets              1.54%           0.97%        2.55%         -0.13%        1.05%
  Portfolio Turnover Rate*                                        297.41%         186.13%      168.17%        279.56%       324.14

*Turnover rate of corresponding portfolio

See Accompanying Notes to Financial Statements


FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements

                                                                                            THE GROWTH FUND
                                                                                         Years Ended December 31,

                                                                    1996           1995        1994           1993           1992


NET ASSET VALUE, BEGINNING OF PERIOD                               $15.34         $13.08       $13.45         $12.70       $12.05

  INCOME FROM INVESTMENT OPERATIONS

         Net Investment Income                                       0.31           0.50         0.27           0.09         0.18

         Net Gains or Losses on Securities
         (both realized and unrealized)                              1.07           2.68        (0.37)          0.82         0.58
                                                                   ======         ======       =======        ======       ======

         Total From Investment Operations                            1.38           3.18        (0.10)          0.91         0.76
                                                                   ======         ======       =======        ======       ======

LESS DISTRIBUTIONS

         Dividends (from net investment income)                     (0.31)         (0.50)       (0.27)         (0.16)       (0.11)

         Distributions (from capital gains)                         --             (0.42)       --             --           --
                                                                   ======         ======       =======        ======       ======

         Total Distributions                                        (0.31)         (0.92)       (0.27)         (0.16)       (0.11)
                                                                   ======         ======       =======        ======       ======

NET ASSET VALUE, END OF PERIOD                                     $16.41         $15.34       $13.08         $13.45       $12.70
                                                                   ======         ======       =======        ======       ======

TOTAL RETURN                                                         9.08%         24.61%       -0.69%          7.21%        6.35%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($000)                                 24,204         24,631       22,176         26,171       25,534
  Ratio of Expenses to Average Net Assets                            1.65%          1.64%        1.63%          1.51%        1.51%
  Ratio of Net Investment Income to Average Net Assets               1.92%          3.38%        1.95%          0.69%        1.31%
  Portfolio Turnover Rate*                                          81.66%        337.57%      102.76%         99.54%       39.03%

*Turnover rate of corresponding portfolio

See Accompanying Notes to Financial Statements


FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited and unaudited financial statements

                                                                                       THE TOTAL RETURN UTILITIES FUND

                                                                                                         For The Period
                                                                                 For The Year Ended       June 21, 1995 2
                                                                                  December 31, 1996    to Dec. 31, 1995


NET ASSET VALUE, BEGINNING OF PERIOD                                                         $14.14        $12.50

INCOME FROM INVESTMENT OPERATIONS

         Net Investment Income                                                                 0.37          0.21

         Net Gains or Losses on Securities (both realized and unrealized)                      1.48          1.64
                                                                                              =====         =====

         Total From Investment Operations                                                      1.85          1.85
                                                                                              =====         =====

LESS DISTRIBUTIONS

         Dividends (from net investment income)                                               (0.37)        (0.21)

         Distributions (from capital gains)                                                   (0.64)            --
                                                                                              =====          =====

         Total Distributions                                                                  (1.01)        (0.21)


NET ASSET VALUE, END OF PERIOD                                                                $14.98        $14.14
                                                                                               =====         =====

TOTAL RETURN                                                                                  13.33%        15.00%

RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Period ($000)                                                     5,074         2,881
         Ratio of Expenses to Average Net Assets                                               1.25%         1.25% 1
         Ratio of Net Investment Income to Average Net Assets                                  2.55%         3.18% 1
         Ratio of Expenses to Average Net Assets, before waiver of fees                        2.95%         4.35% 1
         Ratio of Net Investment Income to Average Net Assets, before waiver of fees           0.85%         0.08% 1
         Portfolio Turnover Rate*                                                             50.79%         5.06%

1 Annualized
2 Date of commencement of operations
*Turnover rate of corresponding portfolio

See Accompanying Notes to Financial Statements


FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements.

                                                                                   THE U.S. GOVERNMENT BOND FUND
                                                                                      Years Ended December 31,

                                                                 1996           1995           1994           1993           1992


NET ASSET VALUE, BEGINNING OF PERIOD                              $21.58         $19.25         $20.18       $19.46        $19.84

 INCOME FROM INVESTMENT OPERATIONS

 Net Investment Income                                              0.96           1.11           0.72         0.86          0.99

 Net Gains or Losses on Securities
 (both realized and unrealized)                                    (0.94)          2.33          (0.93)        0.71         (0.38)
                                                                   ======         =====          =====        =====         ======

 Total From Investment Operations                                   0.02           3.44          (0.21)        1.57          0.61
                                                                   ======         =====          =====        =====         ======

LESS DISTRIBUTIONS

 Dividends (from net investment income)                            (0.96)         (1.11)         (0.72)       (0.85)        (0.99)
                                                                   ======         =====          =====        =====         ======

 Total Distributions                                               (0.96)         (1.11)         (0.72)       (0.85)        (0.99)
                                                                   ======         =====          =====        =====         ======

Net Asset Value, End of Period                                    $20.64         $21.58         $19.25       $20.18        $19.46
                                                                   ======         =====          =====        =====         ======

TOTAL RETURN                                                        0.15%         18.32%         -0.99%        8.21%         3.26%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($000)                                 17,783         16,048         12,983       13,137        11,100
 Ratio of Expenses to Average Net Assets                            1.00%          1.00%          1.00%        0.99%         1.00%
 Ratio of Net Investment Income to Average Net Assets               4.61%          5.41%          3.71%        4.25%         5.13%
 Ratio of Expenses to Average Net Assets, before
  waiver of fees *                                                  1.06%          1.14%          1.14%        1.09%         1.21%
 Ratio of Net Investment Income to Average Net Assets,
  before waiver of fees *                                           4.55%          5.27%          3.57%        4.15%         4.92%
 Portfolio Turnover Rate1                                         778.59%        232.34%        707.57%      235.74%       100.53%

* Includes fees waived in corresponding portfolio
1 Turnover rate of corresponding portfolio

See Accompanying Notes to Financial Statements


FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during each period based upon audited financial statements

                                                                                     THE MONEY MARKET FUND
                                                                                    Years Ended December 31,

                                                                  1996            1995          1994          1993         1992


NET ASSET VALUE, BEGINNING OF PERIOD                              $1.00           $1.00         $1.00        $1.00         $1.00

 INCOME FROM INVESTMENT OPERATIONS

 Net Investment Income                                             0.05            0.06          0.04         0.03          0.04
                                                                 ======           =====         =====        =====        ======

 Total From Investment Operations                                  0.05            0.06          0.04         0.03          0.04
                                                                 ======           =====         =====        =====        ======

LESS DISTRIBUTIONS

 Dividends (from net investment income)                           (0.05)          (0.06)        (0.04)       (0.03)        (0.04)
                                                                 ======           =====         =====        =====        ======

 Total Distributions                                              (0.05)          (0.06)        (0.04)       (0.03)        (0.04)
                                                                 ======           =====         =====        =====        ======

NET ASSET VALUE, END OF PERIOD                                    $1.00           $1.00         $1.00        $1.00         $1.00
                                                                 ======           =====         =====        =====        ======

TOTAL RETURN                                                       5.27%           5.85%         4.10%        2.98%         3.70%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($000)                               119,947         141,087       164,838      200,030       245,259
 Ratio of Expenses to Average Net Assets                           0.40%           0.40%         0.37%        0.37%         0.35%
 Ratio of Net Investment Income to Average
  Net Assets                                                       5.15%           5.70%         4.02%        2.94%         3.68%
 Ratio of Expenses to Average Net Assets, before
  waiver of fees *                                                 0.58%           0.64%         0.57%        0.57%         0.56%
 Ratio of Net Investment Income to Average Net
  Assets, before waiver of fees *                                  4.97%           5.46%         3.82%        2.74%         3.47%

* Includes fees waived in corresponding portfolio

See Accompanying Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS
December 31, 1996

1.  ORGANIZATION

The Flex-funds Trust (the Trust) was organized in 1982 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which is presently comprised of five separate funds (each a "Fund" and collectively the "Funds") offering six separate series. Effective May 1, 1992, The Money Market, Growth, and Bond Funds began investing all of their investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. The Muirfield Fund began on January 3, 1993 investing all of its investable assets in a corresponding open-end management investment company having the same investment objectives as the Fund. The Total Return Utilities Fund commenced operations on June 21, 1995 when it began investing all of its investable assets in a corresponding open-end management investment company having the same investment objectives as the Fund. The Money Market, Muirfield, Growth, Bond and Total Return Utilities Funds, the Portfolios into which they invest and the percentage of each portfolio owned by the respective Fund at December 31, 1996 is shown below:


                                                                  Approximate Percentage
                                                                  of Portfolio Held by Fund
Fund                              Portfolio                       at December 31, 1996


The Muirfield Fund                Mutual Fund Portfolio            90%
The Growth Fund                   Growth Stock Portfolio          100%
The Total Return Utilities Fund   Utilities Stock Portfolio        64%
The U.S. Government Bond Fund     Bond Portfolio                  100%
The Money Market Fund             Money Market Portfolio           34%


The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2.  SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments - Valuation of securities by the Portfolios is discussed at Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report (See page 46).

Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders - Dividends to shareholders are recorded on the ex-dividend date.

Organizational Costs - The costs related to the organization of each of the five Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. Such costs for The Growth, Bond, Muirfield and Money Market Funds have been fully amortized.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser.

RMA has agreed to reimburse each Fund for the amount by which annual expenses of the Fund and its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed the most restrictive expense limitation imposed by any State in which such Fund's shares are sold. Such reimbursement is limited to the total fee charged by RMA. The investment advisory fees reimbursed for the year ended December 31, 1996 were at the request of RMA and were not the result of the aforementioned expense limitations.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of
MII, serves as stock transfer, dividend disbursing and shareholder services for all of the Trust's separate Funds. Subject to a $4,000 annual minimum fee The Growth, Muirfield, and Total Return Utilities Funds each incur an annual fee equal to the greater of $15 per shareholder account, or .10% of each Fund's average net assets, payable monthly. In The Bond Fund, the annual fee is the greater of $15 per shareholder account, or .06% of the Fund's average net assets, payable monthly. In The Money Market Fund, the annual fee is the greater of $20 per shareholder account, or .06% of the Fund's average net assets, payable monthly.

MFS also provides the Trust with certain administrative services. Each Fund incurs an annual fee, payable monthly, of .03% of each Fund's average net assets.

The Funds have adopted distribution expense plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plans"). Pursuant to the Plans, the Funds may annually incur certain expenses associated with the distribution of fund shares in amounts not to exceed 2/10 of 1% of each Fund's average net assets, with the exception of The Total Return Utilities Fund whose amount cannot exceed 25/100 of 1% of average net assets.

Certain officers and/or trustees of the Funds and each Portfolio are officers and/or directors of MII, RMA and MFS.

4.  COMMITMENTS AND CONTINGENCIES

Fidelity Bond and Errors and Omissions insurance coverage for the Trust and its officers and Trustees has been obtained through ICI Mutual Insurance Company (ICI Mutual), an industry-sponsored mutual insurance company. As of December 31, 1996, the Trust has made payments of $29,620, in addition to the annual premiums paid, for the capital reserves of ICI Mutual.

The Trust is also committed to provide $51,055 should ICI Mutual experience the need for additional capital contributions.

Total assets of $105,000 invested in U.S. Treasury Bills are held in segregated accounts which collateralize a standby letter of credit in connection with the Trust's participation in ICI Mutual.

5.  CAPITAL SHARE TRANSACTIONS

At December 31, 1996, an indefinite number of shares of $0.10 par value stock were authorized in each of the Funds, and paid-in capital amounted to $119,947,497 in The Money Market Fund, $120,745,044 in The Muirfield Fund, $22,378,542 in The Growth Fund, $18,790,130 in The Bond Fund, and $4,521,433
in The Total Return Utilities Fund. (See Statements of Changes in Net Assets which are included elsewhere in this report for capital stock transactions.)

6.  DISTRIBUTIONS

The Money Market and Bond Funds declare dividends daily and distribute monthly all of their net investment income. The Total Return Utilities Fund declares as dividends and distributes monthly substantially all of its net investment income. The Muirfield and Growth Funds declare as dividends and distribute quarterly substantially all of their net investment income. Net realized capital gains for all Funds, if any, are distributed annually after deduction of prior years' loss carryforwards. Dividends from net investment income and any distributions of realized capital gains are distributed in cash or reinvested in additional shares of the Funds at net asset value.

At December 31, 1996, The Growth and Bond Funds had available for Federal income tax purposes unused capital loss carryforwards. The amount in the Growth Fund is $1,339,495 which will expire in 2004, and the amount in the Bond Fund is $700,493 which will expire in the years 1997 through 2002.

7.  SUBSEQUENT EVENTS

On January 1, 1997 The Growth Fund changed its name to The Highlander Fund. In addition, The Growth Stock Portfolio (the "Portfolio") in which the Growth Fund invests all of its investable assets, changed its investment objective to seek capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's Composite Stock Price Index (the "S&P 500"). The new investment discipline calls for establishing separate investment portfolio components of the Portfolio's existing portfolio of assets, each such component representing one of the industry sectors comprising the S&P 500. The industry sectors are then managed by one or more subadvisers.

Independent Auditors' Report

To the Shareholders and Board of Trustees of The Flex-funds:

We have audited the accompanying statements of assets and liabilities of The Flex-funds (comprising, respectively, The Muirfield, Growth, Total Return Utilities, U.S. Government Bond and Money Market Funds), as of December 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The Flex-funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Flex-funds at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

Columbus, Ohio
January 31, 1997


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996

                                                           Mutual          Growth      Utilities                           Money
                                                             Fund           Stock          Stock            Bond          Market
                                                        Portfolio       Portfolio      Portfolio       Portfolio       Portfolio


Assets:

  Investments at market value*                         $85,570,890    $17,595,283     $7,032,966     $13,381,062   $317,524,839
  Repurchase agreements*                                51,661,000      6,968,000        914,000         225,000     32,550,000

  Cash                                                         520            689            583             581        248,915
  Receivable for securities sold                                 -              -              -       4,084,554              -
  Interest receivable                                      193,699          1,968            171         125,001      3,167,087
  Dividends receivable                                           -         32,852         18,560               -              -
  Prepaid/Other assets                                         644            140             16              89            844
  Unamortized organization costs                             4,924          2,545         31,150           2,545          2,545
                                                       ===========    ===========    ===========     ===========   ============

Total Assets                                           137,431,677     24,601,477      7,997,446      17,818,832    353,494,230
                                                       -----------    -----------    -----------     -----------   ------------

Liabilites:

  Payable for futures contract settlement                1,785,305        153,300              -           8,625              -
  Payable to corresponding Fund                                  -              -              -               -        505,357
  Payable to investment adviser                             91,065         21,868          6,264           6,077         46,355
  Accrued fund accounting fees                               4,248          2,648            644           1,910          6,313
  Other accrued liabilities                                 11,491          9,979         26,184          10,626          5,980
                                                       ===========    ===========    ===========     ===========   ============

Total Liabilities                                        1,892,109        187,795         33,092          27,238        564,005
                                                       -----------    -----------    -----------     -----------   ------------

Net Assets:

  Capital                                              134,989,964     21,250,165      7,184,627      17,906,157    352,930,225
  Net unrealized gain (loss) on investments                549,604      3,163,517        779,727       (114,563)              -
                                                       ===========    ===========    ===========     ===========   ============

Net Assets                                            $135,539,568    $24,413,682     $7,964,354     $17,791,594   $352,930,225
                                                       -----------    -----------    -----------     -----------   ------------

*Securities at cost                                    136,682,286     21,399,766      7,167,239      13,720,625    350,074,839

See accompanying notes to financial statements


STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                       Mutual          Growth      Utilities                               Money
                                                         Fund           Stock           Stock            Bond             Market
                                                    Portfolio       Portfolio       Portfolio       Portfolio          Portfolio


INVESTMENT INCOME - NET:
  Interest                                         $3,331,013        $599,916         $20,631        $983,788        $20,131,315
  Dividends                                           348,105         321,268         230,516               -                  -
                                                   ==========       =========        ========        ========        ===========

Total Investment Income                             3,679,118         921,184         251,147         983,788         20,131,315
                                                   ----------       ---------        --------        --------        -----------

Expenses:
  Investment advisory fees                          1,083,553         258,239          65,190          70,236          1,060,982
  Legal fees                                            1,543           2,040           1,535           1,543              1,522
  Audit fees                                           10,880           8,471          10,211           8,184             13,848
  Custodian fees                                       15,407           6,451           3,066           4,980             21,008
  Accounting fees                                      50,435          30,867           9,541          22,555             74,002
  Trustees fees and expenses                            4,870           7,192           5,558           4,956              4,938
  Insurance                                             2,382             536              51             340              3,913
  Amortization of organization cost                     5,453           4,992           8,996           4,992              4,992
  Other expenses                                        4,649           1,313           4,000             865              3,720
                                                   ==========       =========        ========        ========        ===========

 Total Expenses                                     1,179,172         320,101         108,148         118,651          1,188,925
  Investment advisory fees waived                           -               -               -         (10,890)         (512,876)
  Directed brokerage payments received                      -               -          (3,377)              -                  -
  Other directed payments received                    (10,397)              -               -               -                  -
                                                   ==========       =========        ========        ========        ===========

Total Expenses - net                                1,168,775         320,101         104,771         107,761            676,049
                                                   ----------       ---------        --------        --------        -----------

INVESTMENT INCOME - NET                             2,510,343         601,083         146,376         876,027         19,455,266
                                                   ----------       ---------        --------        --------        -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) on futures contracts      (425,664)     (1,614,924)              -          41,147                  -
  Net realized gain (loss) on investments          11,000,788         301,314         348,392          (7,021)                 -
  Net change in unrealized appreciation
   (depreciation) of investments                   (5,130,740)      3,055,094         357,308        (776,915)                 -
                                                   ==========       =========        ========        ========        ===========

NET GAIN (LOSS) ON INVESTMENTS                      5,444,384       1,741,484         705,700        (742,789)                 -
                                                   ==========       =========        ========        ========        ===========

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                   $7,954,727      $2,342,567        $852,076        $133,238        $19,455,266
                                                   ==========       =========        ========        ========        ===========

See accompanying notes to financial statements


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,


                                                                                           Mutual                          Growth
                                                                                             Fund                           Stock
                                                                                        Portfolio                       Portfolio

                                                                               1996          1995           1996            1995


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Investment income - net                                            $2,510,343     $1,278,396       $601,083       $900,867
         Net realized gain (loss) on investments and futures contracts      10,575,124     15,554,692     (1,313,610)     4,316,033
         Net change in unrealized appreciation
           (depreciation) of investments                                    (5,130,740)     5,680,803      3,055,094        111,506
                                                                            -----------    ----------     -----------     ---------

Net increase in net assets resulting from operations                         7,954,727     22,513,891      2,342,567      5,328,406
                                                                            -----------    ----------     -----------     ---------

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
         Contributions                                                      32,575,692     34,671,819      4,020,512      1,680,821
         Withdrawals                                                       (27,099,980)   (18,261,284)    (6,486,427)    (4,640,744)
                                                                            -----------    ----------     -----------     ---------

         Net increase (decrease) in net assets resulting from
           transactions of investors' beneficial interests                   5,475,712     16,410,535     (2,465,915)    (2,959,923)
                                                                            -----------    ----------     -----------     ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     13,430,439     38,924,426       (123,348)     2,368,483
                                                                            ===========    ==========     ===========     =========

NET ASSETS - Beginning of period                                           122,109,129     83,184,703     24,537,030     22,168,547
                                                                            ===========    ==========     ===========     =========

NET ASSETS - End of period                                                $135,539,568   $122,109,129    $24,413,682    $24,537,030
                                                                            ===========    ==========     ===========     =========


                                                                                         Utilities
                                                                                             Stock                           Bond
                                                                                         Portfolio                      Portfolio

                                                                               1996          1995*          1996             1995


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Investment income - net                                             $146,376       $29,889        $876,027      $841,854
         Net realized gain (loss) on investments and futures contracts        348,392        (1,067)         34,126       988,487
         Net change in unrealized appreciation
           (depreciation) of investments                                      357,308       422,419        (776,915)      667,977
                                                                          -----------    ----------     -----------     ---------

Net increase in net assets resulting from operations                          852,076       451,241         133,238     2,498,318
                                                                          -----------    ----------     -----------     ---------

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
         Contributions                                                      5,138,546     3,908,655       4,220,008     2,890,694
         Withdrawals                                                       (2,317,138)      (69,026)     (2,627,674)   (2,330,962)
                                                                          -----------    ----------     -----------     ---------

         Net increase (decrease) in net assets resulting from
           transactions of investors' beneficial interests                  2,821,408     3,839,629       1,592,334       559,732
                                                                          -----------    ----------     -----------     ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     3,673,484     4,290,870       1,725,572     3,058,050
                                                                          ===========    ==========     ===========     =========

NET ASSETS - Beginning of period                                            4,290,870             -      16,066,022    13,007,972
                                                                          ===========    ==========     ===========     =========

NET ASSETS - End of period                                                 $7,964,354    $4,290,870     $17,791,594   $16,066,022
                                                                          ===========    ==========     ===========     =========


                                                                                                  Money
                                                                                                 Market
                                                                                              Portfolio

                                                                                1996               1995


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Investment income - net                                             $19,455,266        $11,720,462
         Net realized gain (loss) on investments and futures contracts                 -                  -
         Net change in unrealized appreciation
           (depreciation) of investments                                               -                  -
                                                                           -------------       ------------

Net increase in net assets resulting from operations                          19,455,266         11,720,462
                                                                           -------------       ------------

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
         Contributions                                                     1,414,075,891        753,617,719
         Withdrawals                                                      (1,335,249,306)      (735,213,083)
                                                                           -------------       ------------

         Net increase (decrease) in net assets resulting from
           transactions of investors' beneficial interests                    78,826,585         18,404,636
                                                                           -------------       ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                       98,281,851         30,125,098
                                                                           =============       ============

NET ASSETS - Beginning of period                                             254,648,374        224,523,276
                                                                           =============       ============

NET ASSETS - End of period                                                  $352,930,225       $254,648,374
                                                                           =============       ============

*For the period June 21, 1995 through December 31, 1996

See accompanying notes to financial statements


FINANCIAL HIGHLIGHTS
Ratios/Supplemental Data

MUTUAL FUND PORTFOLIO

                                                                               Year Ended December 31,

                                                                 1996              1995         1994         1993


Net Assets, End of Period ($000)                                 135,540           122,109       83,185       81,605
Ratio of Expenses to Average Net Assets*                            0.87%             0.95%        1.01%        1.03%
Ratio of Net Investment Income to Average Net Assets                1.86%             1.26%        2.76%        0.09%
Portfolio Turnover Rate                                           297.41%           186.13%      168.17%      279.56%

*Ratio of expenses both with and without effect of directed payments

GROWTH STOCK PORTFOLIO

                                                                                                        For The Period May 1, 1992
                                                                Year Ended December 31,                       to December 31, 1992
                                                           1996           1995         1994        1993


Net Assets, End of Period ($000)                         24,414          24,537       22,169       26,172             25,556
Ratio of Expenses to Average Net Assets                    1.24%           1.25%        1.23%        1.23%              1.22% 1
Ratio of Net Investment Income to Average Net Assets       2.33%           3.78%        2.35%        0.99%              2.04% 1
Portfolio Turnover Rate                                   81.66%         337.57%      102.76%       99.54%            129.44%
Average brokerage commission per share 2                  $0.091          $0.0806         N/A          N/A               N/A

1 Annualized
2 Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged.

UTILITY STOCK PORTFOLIO

                                                                                                               For The Period
                                                                                For The Year Ended            June 21, 1995 *
                                                                                 December 31, 1996       to December 31, 1995


Net Assets, End of Period ($000)                                                             7,964          4,291
Ratio of Expenses to Average Net Assets                                                      1.61%          2.32% 1
Ratio of Net Investment Income to Average Net Assets                                         2.24%          2.09% 1
Ratio of Expenses to Average Net Assets before directed brokerage payments                   1.66%          2.40% 1
Ratio of Net Investment Income to Average Net Assets before
 directed brokerage payments                                                                 2.19%          2.01% 1
Portfolio Turnover Rate                                                                     50.79%          5.06%
Average brokerage commission per share 2                                                    $0.060        $0.0600

1 Annualized
2 Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged.
* Date of commencement of operations

See accompanying notes to financial statements


FINANCIAL HIGHLIGHTS
Ratios/Supplemental Data

BOND PORTFOLIO

                                                                                                          For The Period May 1, 1992
                                                                     Year Ended December 31,              to December 31, 1992
                                                            1996         1995         1994      1993


Net Assets, End of Period ($000)                          17,792       16,066       13,008       13,178       11,126
Ratio of Expenses to Average Net Assets                     0.61%        0.57%        0.56%        0.60%        0.58% 1
Ratio of Net Investment Income to Average Net
  Assets                                                    4.99%        5.82%        4.15%        4.62%        5.40% 1
Ratio of Expenses to Average Net Assets, before
  waiver of fees                                            0.68%        0.71%        0.70%        0.71%        0.80% 1
Ratio of Net Investment Income to Average Net
  Assets, before waiver of fees                             4.92%        5.68%        4.01%        4.51%        5.18% 1
Portfolio Turnover Rate                                   778.59%      232.34%      707.57%      235.74%      132.53%

1 Annualized

MONEY MARKET PORTFOLIO

                                                                                                               For The Period
                                                                                                                  May 1, 1992
                                                                  Year Ended December 31,                  to Dec. 31, 1992
                                                         1996          1995           1994         1993


Net Assets, End of Period ($000)                        352,930       256,126       224,523       200,148       244,272
Ratio of Expenses to Average Net Assets                   0.19%         0.21%         0.19%         0.19%         0.18% 1
Ratio of Net Investment Income to Average
 Net Assets                                               5.34%         5.87%         4.28%         3.09%         3.60% 1
Ratio of Expenses to Average Net Assets,
 before waiver of fees                                    0.33%         0.37%         0.39%         0.40%         0.40% 1
Ratio of Net Investment Income to Average
 Net Assets, before waiver of fees                        5.20%         5.70%         4.08%         2.88%         3.38% 1
Portfolio Turnover Rate                                     N/A           N/A           N/A           N/A           N/A

1 Annualized

See accompanying notes to financial statements


NOTES TO FINANCIAL STATEMENTS
December 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

Each separate Portfolio (the "Portfolios") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for all the Portfolios, to issue beneficial interests in each Portfolio. The following is a summary of significant accounting policies followed by the Portfolios.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value in accordance with Rule 2a-7 of the Investment Company Act of 1940. Money market securities held in the four remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Securities traded on the over-the-counter market are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value determined by the underlying fund. Valuations in The Bond Portfolio are determined as of 3:00 p.m. Eastern time.

Repurchase Agreements - It is the Portfolios' policy to take possession of the collateral for repurchase agreements before payment is made to the seller. Market value of the collateral must be at least 100% of the amount of the repurchase agreement.

Options & Futures - Each Portfolio except the Money Market Portfolio may engage in transactions in financial futures contracts and options as a hedge against the change in market value of the securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized gain or loss until sold, exercised or expired. In the case of a written option, premiums received by each portfolio upon writing the option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to current market value. When the written option is closed, exercised or expired, the portfolio realizes a gain or loss and the liability is eliminated. During the period ended December 31, 1996 the Portfolios wrote the following option contracts:


                                              GROWTH STOCK PORTFOLIO                             BOND PORTFOLIO

                                    Number of Contracts      Number of Premiums    Number of Contracts     Number of Premiums


Outstanding at Beginning of Period         3,300                $4,881,362                 20                $10,850

Options Written                                -                         -                  -                      -
Options Terminated                        (3,300)               (4,881,362)               (20)              (10,850)
                                          ======                ==========               =====              ========

Outstanding at End of Period                   0                        $0                  0                     $0


Income Taxes - It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

Organizational Costs - The costs related to the organization of each of the five Portfolios have been deferred and are being amortized by each Portfolio on a straight-line basis over a five-year period.

Other - The Portfolios follow industry practice and record security transactions on the trade date. Gains and losses on security transactions are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and discount) is recognized as earned.

2.  INVESTMENT ADVISORY, AND OTHER AGREEMENTS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides the Portfolios with investment management, research, statistical and advisory services, and pays certain other expenses of the Portfolios. Miller/Howard Investments, Inc. (Subadviser) serves as the Utilities Stock Portfolio's Subadviser under an Investment Subadvisory Agreement between RMA and the Subadviser. For such services the Portfolios pay monthly a fee based upon the average daily value of each Portfolios' net assets at the following annual rates: Mutual Fund, Growth Stock, and Utilities Stock Portfolio, 1% of average net assets up to $50 million, 0.75% of average net assets exceeding $50 million up to $100 million and 0.60% of average net assets exceeding $100 million; Bond Portfolio, 0.40% of average net assets up to $100 million and 0.20% of average net assets exceeding $100 million; Money Market Portfolio, 0.40% of average net assets up to $100 million and 0.25% of average net assets exceeding $100 million. During the year ended December 31, 1996, RMA voluntarily waived a portion of its investment advisory fees in the Money Market and Bond Portfolios.

Mutual Funds Service Co., (MFS), a wholly-owned subsidiary of MII, serves as accounting services agent for all of the Portfolios. The minimum annual fee for all such services for the Mutual Fund, Growth Stock, Bond, and Utilities Stock Portfolios is $7,500. Subject to the applicable minimum fee, each Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million, and 0.01% in excess of $80 million of the respective Portfolio's average net assets. In the Money Market Portfolio the minimum annual fee for accounting services is $30,000. Subject to the applicable minimum fee, the Money Market Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets.

Certain officers and/or trustees of the Funds and each Portfolio are officers and/or directors of MII, RMA and MFS.

3. PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, excluding short-term investments and U.S. Government and agency obligations for the year ended December 31, 1996 were as follows:


                                        Purchases               Sales


Mutual Fund Portfolio                  $127,926,031         $179,435,771
Growth Stock Portfolio                 $  2,990,564         $    792,118
Utilities Stock Portfolio              $  5,484,900         $  3,084,727


As of December 31, 1996, the aggregate cost of investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:


                                                                               Net Unrealized
                                              Unrealized        Unrealized       Appreciation
                              Investment    Appreciation      Depreciation      (Depreciation)
                                    Cost  of Investments    of Investments      of Investments


Mutual Fund Portfolio       $136,682,286     $1,034,293         $(484,688)        $549,605
Growth Stock Portfolio       $21,399,766     $3,267,845         $(104,329)      $3,163,516
Bond Portfolio               $13,720,625            $54         $(114,617)       $(114,563)
Utilities Stock Portfolio     $7,167,239       $902,962         $(123,235)        $779,727


Independent Auditors' Report

To the Shareholders and Board of Trustees of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio, and Money Market
Portfolio:

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio, including the portfolios of investments, as of December 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Columbus, Ohio
January 31, 1997

                        MANAGER AND INVESTMENT ADVISER

                            R. Meeder & Associates
                             6000 Memorial Drive
                                P.O. Box 7177
                              Dublin, Ohio 43017

                   SUBADVISER/THE UTILITIES STOCK PORTFOLIO
                       Miller/Howard Investments, Inc.
                   141 Upper Byrdcliffe Road, P.O. Box 549
                          Woodstock, New York 12498

                              BOARD OF TRUSTEES
                            Milton S. Bartholomew
                            Dr. Roger D. Blackwell
                                John M. Emery
                               Richard A. Farr
                              William L. Gurner
                            Robert S. Meeder, Sr.
                            Robert S. Meeder, Jr.
                               Russel G. Means
                               Lowell G. Miller
                                Walter L. Ogle
                              Philip A. Voelker

                                  CUSTODIAN
                         Star Bank, N.A., Cincinnati
                            Cincinnati, Ohio 45201

                 TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                           Mutual Funds Service Co.
                             6000 Memorial Drive
                              Dublin, Ohio 43017

                                   AUDITORS
                            KPMG Peat Marwick LLP
                             Columbus, Ohio 43215